TRANSAMERICA FUNDS

Transamerica International Equity

Supplement to the Currently Effective Statements of Additional Information

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Effective on or about November 1, 2026, upon the recommendation of Transamerica Asset Management, Inc. (“TAM”), the Board of Trustees of Transamerica Funds has approved the termination of the investment sub-advisory agreement between TAM and Thompson, Siegel & Walmsley LLC with respect to Transamerica International Equity (the “fund”) and approved an amendment to the existing investment sub-advisory agreement between TAM and Great Lakes Advisors, LLC (“Great Lakes”) with respect to the fund. TAM will continue to serve as the fund’s investment manager.

In connection with the change to Great Lakes as sub-adviser, there will be changes to the fund’s (i) investment objective, principal investment strategies (including its 80% investment policy) and principal investment risks; (ii) management fee and sub-advisory fee schedules; and (iii) expense limitation agreement. These changes will be effective with the change in sub-adviser. An information statement will be made available to investors which will provide certain information about the new sub-adviser, the terms of the new sub-advisory agreement and these related changes.

Effective on or about November 1, 2026, the following information will supplement and supersede any contrary information contained in the Statements of Information, as applicable, concerning the fund.

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MANAGEMENT FEES:

The following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” for the fund:

Fund Name	Percentage of Average Daily Net Assets
Transamerica International Equity	0.695% of the first $2 billion 0.69% over $2 billion up to $5 billion 0.68% over $5 billion up to $7 billion 0.66% in excess of $7 billion

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SUB-ADVISORY FEES:

The following information will revise the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers” with respect to the fund:

Fund	Sub-Adviser	Sub-Advisory Fees

Transamerica International Equity*	Great Lakes Advisors, LLC	0.30%

*

The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net assets of Transamerica International Equity, a series of Transamerica Funds, and Transamerica Great Lakes Advisors International Equity VP, a series of Transamerica Series Trust. Effective November 1, 2026, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets). This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

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EXPENSE LIMITATION:

The following information will revise the corresponding information in the Statements of Additional Information in the table following the heading “Expense Limitation” with respect to the fund:

Fund	Expense Cap								Expiration Date of Expense Cap
	Class A	Class C	Class I	Class I2	Class R	Class R4	Class I3	Class R6
Transamerica International Equity	1.25%	1.94%	0.89%	0.79%	1.31%	1.04%	0.79%	0.79%	March 1, 2028

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PORTFOLIO MANAGER:

The following will be added alphabetically to the Great Lakes section under “Portfolio Managers” in Appendix B of the Statements of Additional Information, and the information relating to “Thompson, Siegel & Walmsley LLC (‘TSW’)” will be deleted with respect to the fund:

Transamerica International Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Ray Wicklander, III, CFA*	0	$0	0	$0	85	$1.27 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Ray Wicklander, III, CFA*	0	$0	0	$0	1	$807.09 million

* As of 7/31/2026

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The paragraph under the heading “Compensation” in the Great Lakes section under “Portfolio Managers” in Appendix B of the Statements of Additional Information will be deleted in its entirety and replaced as follows:

Compensation

A competitive salary, benefits (company matching 401k program, medical, vision, and dental) and bonus based on merit and profitability of Great Lakes, all serve as compensation for our senior staff and investment professionals. Additionally, investment team staff are measured based on a formula of (a) short-term and long-term performance of the strategy (b) individual contribution to performance, and (c) contribution to overall profitability of Great Lakes.

Furthermore, our investment professionals are eligible for an attractive compensation package comprised of competitive and variable compensation, which includes an annual cash bonus and Wintrust Restricted Stock Units awards, as applicable. Variable compensation is based on a combination of individual and team performance, strategy profitability, and Great Lakes’ overall financial performance, including profitability and revenue growth. Financial performance metrics are a primary factor in determining the size of the variable compensation pool. We believe our total compensation is competitive, and encourages individuals to strive for success, both for themselves, as well as for Great Lakes. Based on compensation studies completed by an industry consultant, we believe our compensation structure/levels to be competitive within our industry.

Investors Should Retain this Supplement for Future Reference

August 13, 2026